UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2008

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ANADIGICS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-25662	22-2582106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Mt. Bethel Road, Warren, New Jersey	07059
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (908) 668-5000

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On October 2, 2008, the Board of Directors of Anadigics, Inc. (the “Company”) approved an amendment (“Amendment No. 2”) to the Company’s Rights Agreement, dated as of December 17, 1998, as amended as of November 30, 2000, between the Company and Mellon Investor Services LLC (f/k/a ChaseMellon Shareholder Services, L.L.C.), as Rights Agent (the “Rights Agreement”) to extend the maturity of the Rights Agreement until December 17, 2018 and to make other changes thereto requested by the Rights Agent, affecting the Rights Agent’s rights and obligations thereunder, to conform the Rights Agreement to the Rights Agent’s current form for such an agreement.  This description of Amendment No. 2 is qualified in its entirety by Amendment No. 2, which is incorporated herein by reference to Exhibit 4.3 hereto.

Item 3.03                      Material Modification of Rights of Security Holders.

The information required by this item is included in Item 1.01 and incorporated by reference herein.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

4.1
Rights Agreement, dated as of December 17, 1998, between ANADIGICS, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (filed as Exhibit 99.1 to the Company’s Form 8-A filed with the SEC on December 23, 1998 and incorporated herein by reference).

4.2
Amendment No. 1, dated as of November 30, 2000, to the Rights Agreement (filed as Exhibit 3.5 to the Company’s Current Report on Form 8-K filed with the SEC on December 4, 2000 and incorporated herein by reference).

4.3	Amendment No. 2, dated as of October 2, 2008, to the Rights Agreement (filed as Exhibit 4.3 to the Company’s Form 8-A filed with the SEC on October 2, 2008 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 2, 2008

ANADIGICS, Inc.

By: /s/ Thomas C. Shields Name: Thomas C. Shields Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1
Rights Agreement, dated as of December 17, 1998, between ANADIGICS, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (filed as Exhibit 99.1 to the Company’s Form 8-A filed with the SEC on December 23, 1998 and incorporated herein by reference).

4.2
Amendment No. 1, dated as of November 30, 2000, to the Rights Agreement (filed as Exhibit 3.5 to the Company’s Current Report on Form 8-K filed with the SEC on December 4, 2000 and incorporated herein by reference).

4.3	Amendment No. 2, dated as of October 2, 2008, to the Rights Agreement (filed as Exhibit 4.3 to the Company’s Form 8-A filed with the SEC on October 2, 2008 and incorporated herein by reference).